THE FRANCE GROWTH FUND, INC.
------------------------------------------------------------

Jean A. Arvis                   Chairman of the Board of Directors
Thomas C. Barry                 Director
John A. Bult                    Director
Walter J.P. Curley              Director
Pierre H.R. Daviron             Director
Marc de F. de Logeres           Director
Michel Longchampt               Director
Michel A. Rapaccioli            Director
Jacques Regniez                 Director
Bernard Simon-Barboux           Director
Michel Somnolet                 Director
John W. Spurdle, Jr.            Director
Bernard Chauvel                 President
Frederick J. Schmidt            Vice President and Treasurer
Steven M. Cancro                Vice President and Secretary

INVESTMENT ADVISER
------------------------------------------------------------
Indocam International Investment Services
90, boulevard Pasteur
75015 Paris, France

ADMINISTRATOR
------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

CUSTODIANS
------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109
Credit Agricole Indosuez
9, Quai du President Paul Doumer
92400 Courbevoie, France

SHAREHOLDER SERVICING AGENT
------------------------------------------------------------
PNC Bank, National Association
103 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
------------------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


COUNSEL
------------------------------------------------------------
Hale and Dorr
60 State Street
Boston, Massachusetts 02109

                                 THE
                    ----------------------------------------
                                 FRANCE
                    ----------------------------------------
                                 GROWTH
                    ----------------------------------------
                                 FUND, INC.
                    ----------------------------------------

 ANNUAL REPORT FOR
 THE YEAR ENDED
 DECEMBER 31, 1997


                                   [Photo]

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The France Growth Fund, Inc. (the 'Fund') is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ('NYSE'). The Fund's objective is long-term capital appreciation through investment primarily in French equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in French equity securities listed on one or more of the seven securities exchanges in France, including those listed on the French over-the-counter market of such exchanges. Other investments may include listed French debt securities, unlisted French equity and debt securities and certain publicly traded equity and debt securities issued by non-French Western European issuers and denominated in currencies other than the French franc.

THE INVESTMENT ADVISER

Indocam International Investment Services (formerly Indosuez International Investment Services) ('IIIS') is the Fund's investment adviser and manager. IIIS, is a French company registered as a U.S. investment adviser under the Investment Advisers Act of 1940 and is managed by the Indocam Asset Management Group, an indirect wholly-owned subsidiary of the Credit Agricole Group. Indocam Asset Management, through its subsidiaries, had assets under management of approximately U.S. $125 billion at December 31, 1997.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation 'France'. The Fund's NYSE trading symbol is 'FRF'.

Net asset value and market price information is published each Monday in The Wall Street Journal, each Sunday in The New York Times, and each Saturday in Barron's, as well as in other newspapers in a table captioned 'Publicly Traded Funds' or 'Closed-End Funds'. Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, National Association, at (800) 852-4750.

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the 'Plan'), shareholders whose shares of Common Stock are registered in their names will have all dividends and capital gain distributions (collectively referred to as 'distributions') automatically reinvested in additional shares of Common Stock of the Fund by the agent for the Plan and dividend paying agent, PNC Bank, National Association (the 'Dividend Agent'), unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash (other than those distributions payable solely in Common Stock) will receive a check in U.S. dollars mailed directly to such shareholders by the Dividend Agent on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who prefer not to have their distributions automatically reinvested should notify the Fund in writing c/o PNC Bank, National Association, Dividend Agent for the Fund, at P.O. Box 8905, Wilmington, Delaware 19809. If a shareholder has not previously elected to receive cash distributions

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)
--------------------------------------------------------------------------------

and the Dividend Agent does not receive notice of an election to receive cash distributions from the shareholder prior to the record date of any distribution, the shareholder will automatically receive such distribution in additional shares of Common Stock of the Fund. Distributions with respect to shares registered in the name of a broker or nominee will be reinvested under the Plan unless that service is not provided by the broker or nominee or unless the shareholder elects to receive distributions in cash by giving notice of such election as provided above. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name in order to participate in the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details.

If the Board of Directors of the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. Whenever the Fund's market price is equal to or exceeds net asset value at the time Common Stock is valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of Common Stock at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the distribution payment date, or if that date is not a trading day on the NYSE, the immediately preceding trading day. If net asset value exceeds the market price of the Common Stock at such time, or if the Fund should declare a dividend or capital gain distribution payable in cash, the Dividend Agent will, as agent for the participants, purchase shares of Common Stock in the open market, on the NYSE or elsewhere, for the participants' account on, or in any event within 30 days after, the payment date. In such case, the price of the shares for each participant will be the average market price at which the shares have been purchased by the Dividend Agent. If, before the Dividend Agent has completed its open market purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Dividend Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the distribution had been paid in Common Stock issued by the Fund.

Participants in the Plan may withdraw from the Plan by providing written notice to the Dividend Agent at least 30 days prior to the applicable dividend-payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for full shares credited to the account under the Plan will, upon request, be issued. Each participant has the right to receive certificates for full shares of Common Stock owned by such participant. Whether or not a participant's request for certificates for full shares is issued, a cash payment will be made for any fraction of a share credited to such account.

The Dividend Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information required by shareholders for personal and tax records. Common Stock in the account of each Plan participant will be held by the Dividend Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (concluded)
--------------------------------------------------------------------------------

those shares purchased pursuant to the Plan. The Dividend Agent will distribute all proxy soliciting material to participating shareholders.

There will be no charge to participants for reinvesting distributions. The Dividend Agent's fees for the handling of the reinvestment of distributions will be borne by the Fund. There will be no brokerage charges with respect to Common Stock issued directly by the Fund as a result of dividends or capital gain distributions payable either in Common Stock or in cash. However, each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Dividend Agent's open market purchases in connection with the reinvestment of distributions.

The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. In the case of non-U.S. participants whose distributions are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Dividend Agent will reinvest distributions after deducting the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, as applied to any distribution paid subsequent to notice of the change sent to the members of the Plan, at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Fund by at least 90 days' written notice to members of the Plan. Participants may obtain additional information about the Plan from the Dividend Agent. All correspondence and inquiries concerning the Plan should be directed to the Dividend Agent c/o PNC Bank, National Association, P.O. Box 8905, Wilmington, Delaware 19809 or by calling

(800) 852-4750.

STOCK REPURCHASE PROGRAM

The Board of Directors has adopted a stock repurchase program pursuant to which the Fund may purchase from time to time in the open market up to an aggregate of 10% of the outstanding shares of its Common Stock, as long as the Common Stock is trading at a discount from net asset value. During the year ended December 31, 1997, the Fund did not repurchase any shares of its Common Stock.

OTHER INFORMATION

Since December 31, 1996, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) changes to the Fund's charter or by-laws, (iii) material changes in the principal risk factors associated with investment in the Fund, and (iv) change in the person primarily responsible for the day-to-day management of the Fund.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

From the commencement of investment operations of The France Growth Fund, Inc. (the 'Fund') on May 18, 1990, through December 31, 1997, the Fund recorded a return (including dividends) of 101.06% on a French franc basis. For the same period, the Societe de Bourse Francaise 120 Index (the 'SBF 120 Index') posted a return (excluding dividends) of 47.50%. Thus, since the beginning of investment operations, the Fund has outperformed the SBF 120 Index by 53.56%.

On a US dollar basis, the Fund reported a return of 85.88% (including dividends) from the commencement of investment operations through December 31, 1997. For the same period, the SBF 120 Index recorded a return of 36.37%. Thus, in US dollar terms, the Fund has outperformed the SBF 120 Index by 49.51% since the beginning of investment operations. For fiscal 1997, the Fund reported a net asset value return of 29.89% on a French franc basis (12.06% in US dollar terms) outperforming the SBF 120 by 3.07% on a French franc basis and 2.65% in US dollar terms.

The Paris Bourse posted excellent absolute performance in 1997, increasing 26.82%. This was fueled by solid and sustained growth in earnings due to a resumption in economic growth, a wave of corporate restructuring and financial transactions relating to the run-up to the Euro, and cash inflows driven by low interest rates (3.5% yield on three month rates).

In this bullish environment, the Fund has once again outperformed its benchmark. This can be primarily attributed to our positive view on large cap stocks and successful bets on restructuring companies. During the second half of the year, we benefited from our overweighting in companies that were taken over such as Cie Bancaire, Cetelem and Bertrand Faure, as well as solid relative performance from AXA, Pinault Printemps, Renault and Elf Aquitaine.

At December 31, 1997 the Fund's net asset value per share was US$13.12, down from US$13.37 at December 31, 1996. The market price at December 31, 1997 of US$10.50 was higher than the market price of the Fund of US$10.375 at December 31, 1996. The discount to net asset value stood at 19.97% at December 31, 1997, and ranged between 18.88% to 23.03% during fiscal 1997.

ECONOMIC AND FINANCIAL OVERVIEW

French industry enjoyed a year of economic recovery in 1997, evidenced by the 4.5% rise in production. Exports are truly the first source of the recovery. Throughout 1997, French exporters have been riding the wave of exceptionally strong foreign demand and have also benefited from currency-induced gains in competitiveness. During the year, the U.S. dollar appreciated 15.91% versus the French franc, while the Italian lira and British sterling rose to levels comparable to 1992. Foreign trade has been so dynamic that a new record could be set in 1997, with volume growth exceeding 12%. In 1998, the trade balance surplus could reach FRF180 billion.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------


                                 FRENCH EXPORTS

 NAME
 CODE    INDUSTRIALISTS' OPINION ON         EXPORTS OF MANUFACTURERS PRODUCTS
CURRENCY       OVERSEAS DEMANDS

12/31/90            0.93%                              -32
12/31/91            2.27%                              -36
12/31/92           -1.95%                              -47
12/31/93            1.64%                              -42
12/30/94            4.02%                                9
12/29/95           -0.76%                              -21
12/31/96            2.41%                               -2
12/31/97

While an acceleration in growth is undeniable in view of the way the current year is shaping up, the final 1997 number will be modest (average annual growth of approximately 2.5%). However, not evident from this figure is the change in the economic climate: the Institut National des la Statistique et des Etudes Economiques ('INSEE') estimates that gross domestic product rose 0.9% during the third quarter of 1997 and anticipates growth of an additional 0.8% for the fourth quarter of 1997, estimating an annualized rate of 3.2% at year end.

By the end of 1997, France had reached a transition point. On the back of the Asian crisis, foreign demand will gradually weaken and domestic demand will take over as the impetus for growth.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

INSEE's latest economic survey suggests that household consumption could accelerate in 1998. After rising 1.1% this fall, consumption continued to gain momentum in October, increasing 2.8%. Further supporting a resumption in growth are the employment figures, which are expected to increase by nearly 150,000 jobs in 1997 in the trade sector. Last November, the unemployment rate declined from 12.5% to 12.4%.


                          FRENCH HOUSEHOLD CONSUMPTION
                            COULD ACCELERATE IN 1998

FRENCH          FRENCH         FRENCH
HOUSEHOLD      HOUSEHOLD       PRIVATE
CONSUMPTION     SURVEY       CONSUMPTION

Q4 88             -16           2.82%
Q4 89             -13           2.78%
Q4 90             -23           1.90%
Q4 91             -29           1.92%
Q4 92             -30           1.14%
Q4 93             -30           0.22%
Q4 94             -18           1.62%
Q4 95             -40           0.86%
Q4 96             -32           1.83%
Q4 97             -22

After being a drag on the economy, capital spending contributed positively to growth in the third quarter of 1997 (+1.9%). This overall weak growth reflects the prudence of business leaders, primarily due to the prospect of a 35-hour work week and the impact of the Asian crisis on exports. However, the outlook for capital spending in 1998 appears improved thanks to robust demand and a favorable financial environment.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

                       UPTURN IN FRENCH CAPITAL SPENDING

FRENCH
HOUSEHOLD
CONSUMPTION              CAPITAL EXPENDITURE

Q4 88                         10.06%
Q4 89                          6.28%
Q4 90                          1.04%
Q4 91                         -0.87%
Q4 92                         -3.98%
Q4 93                         -6.27%
Q4 94                          5.24%
Q4 95                         -0.18%

Q4 96                          0.35%
Q4 97

THE EQUITY MARKET

The country factor in investment decisions in Europe might be declining but it is not dead, as France has shown this year. Indeed, although the Paris Bourse posted excellent absolute performance (up 26.82% in local currency this year) it actually underperformed its peer group (the Morgan Stanley Country Index-Europe rose 43.26%). The majority of positive elements accounting for the markets' rise in 1997 stem from the international environment, including: the excellent performance of world wide demand, the solid level of global competitiveness of French companies, and the widespread decline in interest rates. Domestic factors, on the other hand, were unfavorable, notably as a result of the change in economic policy caused by the general election. Specifically, the 5% increase in the corporate tax rate to 41.6% and the prospect of the implementation of a 35-hour work week which may give rise to fears that companies located in France would see their competitiveness decline.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

From a U.S. investment perspective, the sharp rise in the U.S. dollar versus the French franc has absorbed a substantial portion of market performance. However, the second half of 1997 brought positive information to the market, particularly in such areas as domestic demand, corporate profit growth and mergers and acquisitions.

                       THE PARIS BOURSE POSTED EXCELLENT
                     ABSOLUTE PERFORMANCE IN 1997 - +26.82


DATE                                SBF 120
                                    BASE 100

12/31/96                            100.00
2/5/97                              109.34
3/12/97                             114.10
4/18/97                             110.18
5/28/97                             110.39
7/2/97                              122.56
8/7/97                              128.65
9/12/97                             119.68
10/17/97                            124.30
11/25/97                            117.64
12/31/97                            126.82


Last fall, against a backdrop of revived activity growth, cyclical stocks benefited from strong investor interest, advancing 6.73%. The energy sector gained 11.22% on expectations of higher than expected earnings growth for oil producers (Elf Aquitaine and Total) as well as oil services companies (Cie Generale Geophysique, Technip and Coflexip).

As evidenced by the spectacular rebound of Renault, the automobile sector appeared to break out of its bearish trend, gaining 8.88% on the strength of restructuring efforts by auto makers. Following the solid results of the first half of the year, capital goods continued to perform well, gaining 6.02% due to sharp improvements in earnings growth forecasts for stocks such as Alcatel Alsthom and Legrand.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

Interest-sensitive stocks outperformed the SBF120 Index by 19.51%. The insurance and banking sectors were buoyed by the prospect of unavoidable restructuring in the run-up to the launch of the Euro. The increase in market price of two insurance companies, Cie Worms and AGF, were fueled by hostile take-over bids. The banking sector also sharply outperformed the SBF 120 Index in the wake of the merger between Swiss Bank Corporation and Union Bank of Switzerland which clearly revived the concentration trend within the sector. From this point of view, the share exchange offered by Paribas on its subsidiaries, Cetelem and Cie Bancaire bore out trader's expectations.

In November, as a result of the Asian crisis, the market did not hesitate to punish large international stocks with excessive exposure to the Asian economy. LVMH and Carrefour were downgraded in the wake of disappointing earnings reports. Profit taking also affected certain consumer goods stocks such as Clarins, Hermes, SEB and L'Oreal.


                 SBF 120 INDEX - CHANGE IN STOCK PRICES BY TYPE
                       JUNE 30, 1997 - SEPTEMBER 30, 1997


CAC 40 Index: +4.92%
SBF Second Market Index: -2.69%
SBF 120 Index: +4.98


Defensive Stocks                        11.21%
Growth Stocks                           -6.52%
Cyclical Stocks                          6.73%
Interest Rate-Sensitive Stocks          24.49%


In the context of an uncertain global environment, service-oriented stocks (water companies, computer software and health care) performed strongly +9.25%, outperforming the market by 4.3%. In addition, defensive stocks (food retail, agro-products) became more attractive in the eyes of investors given their

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

undemanding multiples relative to other sectors of the stock market. These stocks were excellent performers in the last quarter of 1997, increasing 11.21%.


                SBF 120 INDEX - CHANGE IN STOCK PRICES BY SECTOR
                       JUNE 30, 1997 - SEPTEMBER 30, 1997

CAC 40 Index: +4.92%
SBF Second Market Index: -2.69%
SBF 120 Index: +4.98


Energy              11.22%
Basic Products      -4.00%
Construction         6.08%
Capital Goods        6.02%
Car                  8.88%
Consumer Goods       0.09%
Food & Beverage    -14.99%
Distribution        -8.15%
Services             9.25%
Real Estate         -9.43%
Insurance           27.08%
Banking             25.88%
Holdings            13.36%

INVESTMENT STRATEGY

Whereas the market was previously bolstered by an extremely favorable international environment, it entered a period of significant turmoil during the second half of 1997. This macroeconomic context as shaped by the Asian crisis resulted in some modifications to the Fund's portfolio.

Our overall approach suggests a degree of caution with regard to multinationals, as they have become less attractive than more European stocks. We have reduced our weighting in cyclical stocks, and more specifically, in the energy, basic products and capital goods sectors. We believe that cyclical stocks will likely be hindered by overcapacity, competitive devaluations and price pressure. We reduced our positions in Elf Aquitaine, Coflexip and Cie Generale Geophysique in

energy, SIDEL in capital goods, as well as, sold Vallourec Usin Tub in basic products. Similarly, this strategy has been implemented in the so called growth stocks in which certain companies are highly leveraged to the demand level in the

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

emerging markets. We have reduced our positions in LVMH, Carrefour and SEB and have sold Clarins in the cosmetics industry.

Should we go so far as to avoid all cyclical stocks? The answer is no as, in our opinion, the recovery in consumption in Europe should not be derailed by the Asian crisis. The above-mentioned sell-offs were used to increase our weighting in consumer goods. In line with this strategy, we have continued to build our position in auto manufacturing (Renault) as gradual improvement is expected in the French automobile market in 1998, in view of the success of Renault's top model (the Scenic). Similarly, in the retailing sector, we have returned to Promodes. We have made more defensive purchases in pharmaceuticals (Synthelabo) and in sugars (Eridania Beghin Say). To take a position in relation to the recovery of capital expenditure in Europe, we have increased our positions in Rexel and ATOS (information and technology services).

Regarding the banking sector, we believe it has entered a period of widespread turmoil. In particular, it is caught between the positive concentration trend which is occurring throughout Europe (takeover bids and share exchange offers) and the Asian crisis which could result in losses in the financial markets and


               6/30/97
                                   FGF        SBF

Defensive stocks                   9.96%     13.97%    -4.01%
Growth stocks                     33.71%     29.82%     3.89%
Cyclical stocks                   41.25%     38.84%     2.41%
Interest rate-sensitive stocks    15.08%     17.37%    -2.29%

               Total             100.00%    100.00%

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------


LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

provisions for bad debts. Thus, on the whole, we took our profits during the second half of the year and above all, benefited from our arbitrage in favor of Cetelem and Compagnie Bancaire. Paribas bid for the stocks of both institutions shortly after the Fund acquired its shares.



               6/30/97

                                     FGF       SBF

Energy                             10.70%    10.43%    0.26%
Basic products                      2.65%     3.34%   -0.69%
Construct.                          5.01%     5.07%   -0.07%
Capital goods                      13.27%    15.21%   -1.94%
Car                                 4.75%     4.86%   -0.11%
Other consumer goods               13.55%    13.42%    0.13%
Food and beverages                  4.58%     6.48%   -1.90%
Distribution                       12.25%     9.64%    2.61%
Other services                     18.14%    13.44%    4.71%
Real estate                         0.00%     0.48%   -0.48%
Insurances                          4.67%     7.91%   -3.23%
Banks                              10.41%     8.01%    2.40%
Holdings                            0.02%     1.71%   -1.69%
SBF 120 Index                     100.00%   100.00%

MARKET OUTLOOK

We believe the current environment is still quite positive for the stock market. The launch of the Euro will be a major event for European countries. In its wake, the restructuring drive undertaken by companies is taking place against the backdrop of a significant concentration trend that is buoying the market and energizing all sectors listed in the Paris market, one by one.

Specifically, French factors--negative in 1997 (rise in the corporate tax rate, announced 35-hour work week)--are now fully discounted in the stock market. We believe the primary positive elements for 1998 will be: an inflow of cash into stocks; the recovery of the domestic economy; an expected increase in corporate earnings of approximately 12%, and the acceleration of the corporate restructuring movement.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------



                        FRANCE: FLOWS IN LIFE INSURANCE

                SALES            FRENCH PRIVATE CONSUMPTION EXPENDITURE

1990             224                           19
1991             241                           12
1992             278                            2.5
1993             340                           12
1994             403                           15
1995             450                            5.5
1996             500                           10
1997 Estimate    510                           13

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (concluded)
--------------------------------------------------------------------------------


                              FRENCH MARKET RATIOS

                                                            Current Level
                                                         (based on consensus
                                                            median estimates
CAC 40 Index Companies                                    at January 14, 1998)
----------------------------------------------------------------------------
Price Earnings Ratio
  Est. 1998 ................................................   17.3X
Price/Cash Flow-1997 .......................................    6.9
Bond Yield/Dividend Yield-1997 .............................    1.90
Global Yield-1997 ..........................................    2.68%
Price/Book Value-1997 ......................................    2.00

(Source:  Jacques Chahine Finances)

We appreciate your continued interest and investment in the French economy, market place and The France Growth Fund, Inc.

Sincerely,

Bernard Chauvel                             Jean A. Arvis
President                                   Chairman of the Board
The France Growth Fund, Inc.                The France Growth Fund, Inc.
February 5, 1998

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

December 31, 1997

--------------------------------------------------------------------------------

FRENCH EQUITIES--96.12%
------------------------------------------------------

 Shares                                                               Value
---------                                                          ------------

AUTOMOBILES/TRUCKS--4.55%
    1,700  Labinal SA............................................. $    437,216
    9,475  Peugeot SA.............................................    1,194,804
  149,435  Renault SA.............................................    4,203,247
   49,068  Valeo..................................................    3,327,722
                                                                   ------------
                                                                      9,162,989
                                                                   ------------

BASIC PRODUCTS--2.53%
   32,588  Air Liquide (a)........................................    5,100,166
                                                                   ------------

CAPITAL GOODS--12.63%
   71,753  Alcatel Alsthom (a)....................................    9,119,629
  141,759  France Telecom SA......................................    5,141,384
   16,685  Legrand................................................    3,323,694
   48,822  Schneider SA...........................................    2,650,777
   44,510  SGS Thomson Microelectronics (b).......................    2,754,606
   34,015  Thomson CSF............................................    1,072,046
    5,863  Zodiac SA..............................................    1,364,689
                                                                   ------------
                                                                     25,426,825
                                                                   ------------

CONSTRUCTION--4.84%
    5,910  Groupe GTM.............................................      397,666
    4,490  Imetal.................................................      557,986
   48,545  Lafarge Coppee.........................................    3,184,984
   39,377  Saint-Gobain (a).......................................    5,593,510
                                                                   ------------
                                                                      9,734,146
                                                                   ------------

CONSUMER GOODS--13.75%
   32,180  BIC....................................................    2,348,675
    3,260  Essilor International..................................      974,913

    5,120  Hachette Filipacchi Medias SA..........................    1,063,300
   26,536  L'Oreal (a)............................................   10,382,502
  144,588  Rhone Poulenc SA (a)...................................    6,476,312
    5,371  SEB SA.................................................      748,674
   34,180  Synthelabo.............................................    4,270,370
   15,270  Ubi Soft Entertainment SA (b)..........................    1,408,016
                                                                   ------------
                                                                     27,672,762
                                                                   ------------


 Shares                                                               Value
---------                                                          ------------

ENERGY--10.23%
   85,610  Elf Aquitaine (a)...................................... $  9,956,305
   97,705  Total SA (a)...........................................   10,632,460
                                                                   ------------
                                                                     20,588,765
                                                                   ------------

FINANCIAL SERVICES--14.44%
   18,991  Assurance Generale de France...........................      679,274
  106,057  AXA SA (a).............................................    8,205,806
   53,111  Banque Nationale de Paris..............................    2,822,763
   28,495  Cetelem................................................    3,882,024
   21,960  Cie Bancaire SA........................................    3,557,235
   16,682  Cie Financiere de Paribas..............................    1,449,524
   17,959  Credit Commercial de France............................    1,230,784
   23,075  Dexia France...........................................    2,672,084
   33,478  Societe Generale (a)...................................    4,560,884
                                                                   ------------
                                                                     29,060,378
                                                                   ------------

FOOD & BEVERAGE--4.34%
   12,380  Eridania Beghin Say SA.................................    1,935,468
   16,685  Groupe Danone (a)......................................    2,979,959
   22,970  LVMH (a)...............................................    3,812,432
                                                                   ------------
                                                                      8,727,859
                                                                   ------------

RETAIL--11.88%
   12,945  Carrefour (a)..........................................    6,753,165
    5,200  Castorama Dubois.......................................      630,670
    5,060  Comptoirs Modernes.....................................    2,589,267
   12,265  Pinault Printemps......................................    6,543,099
    4,680  Primagaz...............................................      391,102
    9,845  Promodes...............................................    4,084,227
    9,340  Rexel SA...............................................    2,909,537
                                                                   ------------
                                                                     23,901,067
                                                                   ------------

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (concluded)

December 31, 1997
--------------------------------------------------------------------------------

FRENCH EQUITIES--(concluded)
------------------------------------------------------

 Shares                                                               Value
---------                                                          ------------

SERVICES--16.93%
   23,543  Accor.................................................. $  4,376,909
   16,730  ATOS SA................................................    2,156,916
   12,480  Canal Plus.............................................    2,320,173
   30,790  Cap Gemini Sogeti......................................    2,524,483
   23,595  Club Mediterranee (b)..................................    1,666,429
   56,688  Generale des Eaux (a)..................................    7,911,268
   58,942  Generale des Eaux-Warrants,
             expiring 5/2/01 (b)..................................       40,052
    2,192  Havas Advertising......................................      284,061
    9,900  NRJ SA.................................................    1,378,335
   16,300  Publicis...............................................    1,329,673
    5,015  Sodexho................................................    2,685,387
      641  Sodexho (new shares)...................................      334,930
   63,945  Suez-Lyonnaise des Eaux................................    7,075,489
                                                                   ------------
                                                                     34,084,105
                                                                   ------------

TOTAL FRENCH EQUITIES
  (cost--$162,975,838)............................................  193,459,062
                                                                   ------------

TIME DEPOSIT--0.01%
------------------------------------------------------

Principal
 Amount                                                               Value
---------                                                          ------------
  $30,000  Brown Brothers Harriman & Co.
           Grand Cayman, 4.25% (c)
           (cost--$30,000)........................................ $     30,000
                                                                   ------------
TOTAL INVESTMENTS
  (cost--$163,005,838)--96.13%....................................  193,489,062

OTHER ASSETS LESS LIABILITIES--3.87%..............................    7,787,869
                                                                   ------------
NET ASSETS (applicable to 15,345,333 shares; equivalent to $13.12 per share)-- 100.00%............................................
                                                                   $201,276,931
                                                                   ------------
                                                                   ------------


------------

(a) Portion of security has been segregated to collateralize securities index futures contracts. Value of segregated securities totaled $18,973,670 at December 31, 1997.
(b) Non-income producing security.
(c) Variable rate account--rate resets on a monthly basis; amount available upon 48 hours' notice.

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value (cost-$163,005,838)....... $193,489,062
    Cash (including French francs at affiliates of $26,938,484
     with a cost of $26,924,336)..................................   27,028,975
    Receivable for investments sold...............................    2,420,922
    Receivable for avoir fiscal...................................    1,978,006
    Receivable for variation margin on futures contracts..........      186,327
    Dividends and interest receivable.............................       60,849
    Prepaid expenses and other assets.............................      190,881
                                                                   ------------
        Total assets..............................................  225,355,022
                                                                   ------------

LIABILITIES:
    Dividend and distribution payable.............................   23,018,000
    Payable for investments purchased.............................      373,837
    Advisory fee payable..........................................      305,198
    Administration fee payable....................................       31,319
    Accrued expenses..............................................      349,737
                                                                   ------------
        Total liabilities.........................................   24,078,091
                                                                   ------------

NET ASSETS:
    Common stock, $0.01 par value; 15,345,333 shares issued and outstanding
      (100,000,000 shares authorized).............................      153,453
    Additional paid-in capital....................................  163,784,670
    Dividends in excess of net investment income..................     (491,019)
    Accumulated net realized gain.................................    7,291,123
    Net unrealized appreciation of investments, futures contracts and other assets
      and liabilities denominated in French francs................   30,538,704
                                                                   ------------
        Net assets applicable to shares outstanding............... $201,276,931
                                                                   ------------
                                                                   ------------
NET ASSET VALUE PER SHARE.........................................       $13.12
                                                                   ------------
                                                                   ------------


                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends, including $1,735,457 of avoir fiscal
     (net of French withholding taxes
      of $780,956)..................................... $4,437,644
    Interest...........................................     64,687  $ 4,502,331
                                                        ----------  -----------

EXPENSES:
    Advisory fees......................................  1,801,894
    Administration fees................................    360,379
    Custodian and accounting fees......................    337,224
    Directors' fees and expenses.......................    253,945
    Audit and legal fees...............................    172,261
    Reports to shareholders............................     88,378
    Shareholder relations expense......................     50,000
    Insurance expense..................................     28,935
    New York Stock Exchange listing fee................     24,260
    Transfer agent fees................................     22,357
    Other expenses.....................................     11,558    3,151,191
                                                        ----------  -----------
    Net investment income..............................               1,351,140

                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on:
      Investments......................................              29,508,425
      Futures contracts................................               1,484,322
      Foreign currency transactions....................              (1,021,424)
    Net change in unrealized appreciation of:
      Investments......................................              (7,039,763)
      Futures contracts................................                 109,478
      Other assets and liabilities denominated in
       French francs...................................                (181,764)
                                                                    -----------
    Net realized and unrealized gain on investments,
     futures contracts
      and foreign currency transactions................              22,859,274
                                                                    -----------
NET INCREASE IN NET ASSETS FROM INVESTMENT
  OPERATIONS...........................................             $24,210,414
                                                                    -----------
                                                                    -----------

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            FOR THE YEAR         FOR THE YEAR
                                                ENDED                ENDED
                                          DECEMBER 31, 1997    DECEMBER 31, 1996
                                          -----------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..............     $   1,351,140        $   1,625,007
    Net realized gain on investments,
      futures contracts and foreign
      currency transactions............        29,971,323           12,571,275
    Net change in unrealized
      appreciation/depreciation of
      investments,
      futures contracts and other
      assets and liabilities
      denominated in
      French francs....................        (7,112,049)          26,169,372
                                          -----------------    -----------------
    Total from investment operations...        24,210,414           40,365,654
                                          -----------------    -----------------


DIVIDENDS AND DISTRIBUTIONS:
    From net investment income.........          (191,110)          (1,179,623)
    In excess of net investment
      income...........................          (491,019)             (60,280)
    From net realized gain on
      investments......................       (27,374,204)         (12,082,915)
                                          -----------------    -----------------
    Total dividends and
      distributions....................       (28,056,333)         (13,322,818)
                                          -----------------    -----------------
    Net increase (decrease) in net
      assets...........................        (3,845,919)          27,042,836

NET ASSETS:
    Beginning of year..................       205,122,850          178,080,014
                                          -----------------    -----------------
    End of year........................     $ 201,276,931        $ 205,122,850
                                          -----------------    -----------------
                                          -----------------    -----------------

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The France Growth Fund, Inc. (the 'Fund') was incorporated in Maryland on February 20, 1990 as a diversified, closed-end management investment company. Prior to commencing investment operations on May 18, 1990, the Fund had no activities other than the sale on May 4, 1990 to Banque Indosuez (currently known as Credit Agricole Indosuez, an affiliate of the investment adviser of the Fund, as well as the subcustodian for the Fund's assets in France) of 9,000 shares of common stock for $100,440.

The preparation of the financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments--All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination on the principal exchange on which they traded or, if no sales price is available at that time, at the last quoted bid price for such securities (however, if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the last quoted bid price). Options are valued in a like manner, as are futures contracts, except that open futures contracts sales are valued using the closing settlement price or, in the absence of such price, the most recently quoted asked price. Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting the contracts. Securities and assets for which market quotations are not readily available (including unlisted securities and securities that are not readily marketable) are valued at fair value as determined in good faith by, or under the direction of the Fund's Board of Directors. There were no securities held by the Fund for which market quotations were not readily available at December 31, 1997. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase is greater than 60 days, unless the Board of Directors determines that such values do not represent the fair value of such investments. Assets and liabilities initially expressed in French francs are translated into U.S. dollars at the noon buying rate in New York for cable transfers payable in French francs (the 'Federal Reserve Exchange Rate'), as certified for customs purposes by the Federal Reserve Bank of New York as quoted on the day of such translation, or if no such rate is quoted on such date, the previously quoted Federal Reserve Exchange Rate, or at such other appropriate rate as may be determined by the Board of Directors.

U.S. Federal Tax Status--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

French Withholding Tax--Dividend income from French companies is subject to French withholding tax at a rate of 15%. Pursuant to the income tax treaty between the U.S. and France, the Fund is entitled to recover a credit ('avoir fiscal') for French taxes paid by a French company with respect to such dividend, equal to 42.5% of the dividend amount (50% tax rate less 15% withholding on such tax). The Fund makes such claims for the refunds to the extent it qualifies for the benefit under the income tax treaty. Interest income and gains on the sale or exchange of stock in French companies realized by the Fund are not subject to French withholding tax.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ('ex-date') except for certain dividends from French securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in French francs are translated at the prevailing rates of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of French franc denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.


Net foreign currency gain (loss) from valuing French franc denominated assets and liabilities at the year end exchange rate is reflected as a component of net unrealized appreciation of investments, futures contracts and other assets and liabilities denominated in French francs. Net realized gain (loss) on foreign currency transactions is treated as ordinary income for income tax reporting purposes.

Futures Contracts--The Fund may seek to hedge all or a portion of its investments or to maintain a fully invested position through the use of securities index and financial futures contracts. Upon entering into a futures contract, the Fund is required to deposit an amount ('initial margin') equal to a certain percentage of the contract value. On the expiration date, payments are made or received by the Fund reflecting the aggregate change in the value of the contract. Upon the closing of a contract, the Fund will recognize a realized gain or loss.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the future and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from the composition of the index underlying such futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

During the year ended December 31, 1997, the Fund entered into securities index futures contracts with Indosuez Carr Futures, an affiliate of the investment adviser. At December 31, 1997, the Fund had the following open securities index futures contracts which were collateralized by segregated securities valued at $18,973,670:

                                                                             U.S.$
                                              COST ON          VALUE         VALUE
   NUMBER OF                   EXPIRATION   ORIGINATION     DECEMBER 31,    DECEMBER    UNREALIZED
   CONTRACTS         TYPE         DATE          DATE            1997        31, 1997   APPRECIATION
---------------  ------------  ----------  --------------  --------------  ----------  ------------
Long positions:
      52         CAC 40 Index    1/31/98   FRF 30,192,034  FRF 31,293,600  $5,199,136     $183,015
       4         CAC 40 Index    1/31/98        2,387,264       2,407,200     399,934        3,312
                                                                                       ------------
                                                                                          $186,327

                                                                                       ------------
                                                                                       ------------

Option Transactions--For hedging purposes, the Fund may purchase and write
(sell) put and call options on French securities and security indices. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are deceased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security or currency at a price different from the current market value.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gain for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gain. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

On December 19, 1997, the Board of Directors declared an ordinary income and long-term capital gain dividend aggregating $1.50 per share. The dividend was paid on January 16, 1998, to shareholders of record on December 31, 1997.

INVESTMENT ADVISER AND ADMINISTRATOR

Indocam International Investment Services (formerly Indosuez International Investment Services) (the 'Investment Adviser') has an Investment Advisory and Management Agreement ('Advisory Agreement') with the Fund. In accordance with the Advisory Agreement, the Investment Adviser provides investment advisory services, makes investment decisions and supervises the acquisition and disposition of securities and other investments held by the Fund and provides other portfolio management services. As compensation for its services, the Investment Adviser is paid a monthly fee at an annual rate of 0.90% of the value of the Fund's average weekly net assets up to $100 million and 0.80% of such net assets in excess of $100 million.

Mitchell Hutchins Asset Management Inc. (the 'Administrator') has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator is paid a monthly fee at an annual rate of 0.18% of the value of the Fund's average weekly net assets up to $100 million and 0.16% of such assets in excess of $100 million, subject to a minimum annual fee of $150,000.

TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 1997, certain direct and indirect subsidiaries of the Credit Agricole Group--Cheuvreux de Virieu, CPR Actions, Dynabourse SA, Hayaux du Tilly et Cie, Transbourse and Indosuez Carr Futures received $118,800, $10,013, $26,137, $43,952, $12,451 and $26,269 respectively, in brokerage commissions as a result of executing agency transactions on investment securities and futures contracts on behalf of the Fund. In addition, Credit Agricole Indosuez

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (concluded)
--------------------------------------------------------------------------------

earned fees of approximately $52,500 in its capacity as subcustodian for the Fund of which approximately $12,350 was unpaid at December 31, 1997. For the year ended December 31, 1997, the Fund earned approximately $40,703 in interest income from call account deposits held with Credit Agricole Indosuez. At December 31, 1997, the Fund had $25,725,236 and $1,213,248 of French francs at Credit Agricole Indosuez and Indosuez Carr Futures (on deposit for open futures contracts), respectively.

INVESTMENTS IN SECURITIES


For U.S. federal income tax purposes, the cost of securities owned at December 31, 1997 was $163,243,218. Accordingly, net unrealized appreciation of investments of $30,245,844 was composed of gross appreciation of $33,977,714 for those investments having an excess of value over cost and gross depreciation of $3,731,870 for those investments having an excess of cost over value.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses occurring after October 31, 1997 in the amount of $352,413. Such losses are treated for tax purposes as arising on January 1, 1998.

For the year ended December 31, 1997, aggregate purchases and sales of portfolio securities (excluding short-term securities) were $166,824,231 and $196,125,711, respectively.

CONCENTRATION OF RISK

Investments in France may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of French governmental supervision and regulation of the securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------
                                                         1997          1996          1995          1994          1993
                                                       --------      --------      --------      --------      --------
Net asset value, beginning of year................       $13.37        $11.60        $10.97        $12.94        $10.53
                                                       --------      --------      --------      --------      --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................         0.09          0.11          0.37          0.01(a)       0.03
Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency transactions...........................         1.49          2.53          1.06         (0.68)(a)      2.38
                                                       --------      --------      --------      --------      --------
    Total from investment operations..............         1.58          2.64          1.43         (0.67)         2.41
                                                       --------      --------      --------      --------      --------

DIVIDENDS AND DISTRIBUTIONS:
From net investment income........................        (0.02)        (0.08)        (0.40)        (0.03)           --
In excess of net investment income................        (0.03)        (0.00)(b)     (0.01)           --            --
From net realized gain on investments.............        (1.78)        (0.79)        (0.39)        (0.55)           --
                                                       --------      --------      --------      --------      --------
    Total dividends and distributions.............        (1.83)        (0.87)        (0.80)        (0.58)           --
                                                       --------      --------      --------      --------      --------

CAPITAL SHARE TRANSACTIONS:
Dilutive effect of rights offering................           --            --            --         (0.67)           --
Offering costs charged to additional paid-in
  capital.........................................           --            --            --         (0.05)           --
                                                       --------      --------      --------      --------      --------
    Total capital share transactions..............           --            --            --         (0.72)           --
                                                       --------      --------      --------      --------      --------
Net asset value, end of year......................       $13.12        $13.37        $11.60        $10.97        $12.94
                                                       --------      --------      --------      --------      --------
                                                       --------      --------      --------      --------      --------
Market value, end of year.........................       $10.50        $10.38         $9.88         $9.13        $13.63
                                                       --------      --------      --------      --------      --------
                                                       --------      --------      --------      --------      --------
TOTAL INVESTMENT RETURN: (c)......................        19.33%        13.91%        16.62%       (27.05)%       47.30%
                                                       --------      --------      --------      --------      --------
                                                       --------      --------      --------      --------      --------


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted).............     $201,277      $205,123      $178,080      $168,366      $148,922
Ratio of expenses to average net assets...........         1.48%         1.54%         1.58%         1.63%         1.71%
Ratio of net investment income to average net
  assets..........................................         0.64%         0.84%         3.07%         0.19%         0.23%
Portfolio turnover................................           80%           83%           49%           52%           57%
Average commission rate paid per share of common
  stock investments purchased/sold (d)............      $0.1696       $0.1655            --            --            --

------------------

(a) Based on average shares outstanding.

(b) Dividend equal to $0.0039 per share.

(c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the year and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(d) Disclosure effective for fiscal years beginning on or after September 1, 1995.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The France Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The France Growth Fund, Inc. (the 'Fund') at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

February 12, 1998

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    Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

    This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

    Comparisons between changes in the Fund's net asset value per share and changes in the SBF Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the French franc/U.S. dollar exchange rate.